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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 31, 2006


                               JOHNSON & JOHNSON
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    New Jersey                       1-3215                 22-1024240
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(State or other jurisdiction       (Commission             (I.R.S. Employer
   of incorporation)              File Number)           Identification No.)




One Johnson & Johnson Plaza, New Brunswick, New Jersey         08933
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      (Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code: (732) 524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)


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Item 8.01 Other Events

During the fiscal first quarter of 2006 the Company adopted SFAS No. 123 (R), Share Based Payment. The Company has applied the modified retrospective transition method to implement SFAS No. 123 (R). The Company's previously reported consolidated financial statements for the fiscal years 2003, 2004 and 2005 have been adjusted to reflect the impact of the adoption of SFAS No. 123(R). These financial statements and the notes thereto, as well as the related adjusted Management's Discussion and Analysis of Results of Operations and Financial Condition, Summary of Operations and Statistical Data 1995 - 2005, and Statement of Computation of Ratio of Earnings to Fixed Charges appear and are incorporated by reference to Exhibits 12 and 13 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 12  Statement of Computation of Ratio of Earnings to Fixed Charges

Exhibit 13 Pages 28 through 66 of the Company's Annual Report to Shareholders for fiscal year 2005. This includes Management's Discussion and Analysis of Results of Operations and Financial Condition, Consolidated Financial Statements, Notes to Consolidated Financial Statements, Management's Report on Internal Control Over Financial Reporting, Report of Independent Registered Public Accounting Firm and Summary of Operations and Statistical Data 1995 - 2005

Exhibit 23  Consent of Independent Registered Public Accounting Firm


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                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: October 31, 2006       By: /s/ Stephen J. Cosgrove
                                 ------------------------------
                                 Stephen J. Cosgrove
                                 Chief Accounting Officer